=============================================================================
		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				  FORM 8-K/A


			       CURRENT REPORT

		       Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 1, 1998
							----------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				     OHIO
	 (State or other jurisdiction of incorporation or organization)

				  31-0783294
		   (I.R.S. Employer Identification No.)

		   136 North Third Street, Hamilton, Ohio
		  (Address of principal executive offices)

				    45025
				  (Zip Code)

			       (513) 867-3000
			(Registrant's telephone number)


				Not Applicable
	   (Former name or former address, if changed since last report)







			Index to Exhibits  - Page 5-6

			      Page 1 of 20 Pages
==============================================================================

			  OHIO CASUALTY CORPORATION

				FORM 8-K/A

		 Dated:  March 26, 1999 (December 1, 1998)

			 CURRENT REPORT ON FORM 8-K

			  Dated: December 15, 1998

	Ohio Casualty Corporation (the "Company") hereby amends its
Current Report on Form 8-K dated December 15, 1998 to include the financial statements and pro forma financial information set forth below which was omitted from the original filing pursuant to Items 7(a)(4) and 7(b)(2) and additional disclosure required by the Securities Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

	Please see Index to Financial Statements and Pro Forma Financial Information at Page 5

(b)     Pro Forma Financial Information

	Please see Index to Financial Statements and Pro Forma Financial Information at Page 5

(c)     Exhibits

	Exhibit Number  Description
	--------------  -----------
	    2(a)*       Asset Purchase Agreement, date as of
			September 14, 1998, among The Ohio
			Casualty Insurance Company, Great
			American Insurance Company and the other
			Sellers named therein

	    2(b)        Amendment No. 1 to Asset Purchase
			Agreement, dated December 1, 1998, among
			The Ohio Casualty Insurance Company,
			Great American Insurance Company and the other Sellers named therein

	    2(c) Reinsurance Agreement, dated December 1, 1998, among The Ohio Casualty Insurance Company, Great American Insurance Company and the other Companies named therein

	    2(d) Warrant Agreement, dated December 1, 1998, between Ohio Casualty Corporation and Great American Insurance Company and Warrant dated December 1, 1998

	    2(e) Noncompetition and Referral Agreement, dated December 1, 1998, among Ohio Casualty Corporation, The Ohio Casualty Insurance Company and American Financial Group, Inc.

	    2(f)        Information Systems Agreement, dated
			December 1, 1998, among The Ohio Casualty
			Insurance Company, Great American Insurance
			Company and the other Sellers named therein

	    2(g)        Investment Services Agreement, dated
			December 1, 1998, between The Ohio
			Casualty Insurance Company and American
			Money Management Corporation

	    2(h)        Software License Agreement, dated
			December 1, 1998, between The Ohio
			Casualty Insurance Company and Great
			American Insurance Company

	    2(i)        Database License Agreement, dated
			December 1, 1998, between The Ohio
			Casualty Insurance Company and Great
			American Insurance Company


	    23          Consent of Independent Accountants


	    99          Press Release dated December 1, 1998


*Certain of the Schedules and Exhibits to the Asset Purchase Agreement, as amended were not filed with the current report on Form 8-K because they believed and continues to believe they do not contain information material to an investment decision and which is not otherwise disclosed in the Asset Purchase Agreement and the other agreements filed as exhibits to the report. The omitted Schedules and Exhibits are described in the Asset Purchase Agreement. The Company agreed and hereby agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request therefor.

				SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






						 OHIO CASUALTY CORPORATION
					     --------------------------------
						     (Registrant)




March 26, 1999                              /s/ Barry S. Porter
					    ---------------------------------
					    Barry S. Porter, CFO/Treasurer
					    (on behalf of Registrant and as
					    Principal Accounting Officer)

     Index to Financial Statements and Pro Forma Financial Information


Item7(a)  Financial Statements of Business Acquired



								   Page No.

Report of Independent Accountants                                      8


Special Purpose Financial Statements
------------------------------------

Commercial Lines Business of American Financial                        9
Corporation - Statement of Assets to be Acquired and Liabilities to be assumed September 30, 1998

Commercial Lines business of American Financial                       10
Corporation - Statement of Underwriting Gains and
Losses for the nine months ended September 30, 1998

Commercial Lines Business of American Financial                    11-16
Corporation - Notes to Special Purpose Financial
Statements


Item7(b)  Pro Forma Financial Information


								   Page No.

Ohio Casualty Corporation and Subsidiaries                           17
Pro Forma Condensed Consolidated Financial
Information

Ohio Casualty Corporation and Subsidiaries                           18
unaudited Pro Forma Condensed Consolidated
Statement of Income for the year ended
December 31, 1998

Ohio Casualty Corporation and Subsidiaries                           19
Notes to Unaudited Pro Forma Condensed
Consolidated Financial Statements

			       EXHIBIT INDEX

			Current Report on Form 8-K
			   Dated March 26, 1999

			Ohio Casualty Corporation


Exhibit
Number   Description                               Page No.
-------  -----------                               --------

2(a)     Asset Purchase Agreement, date as of      Incorporated by reference
	 September 14, 1998, among The Ohio        to the Registrant's Report
	 Casualty Insurance Company, Great         on Form 10-Q filed on
	 American Insurance Company and the        November 13, 1998 for the
	 other Sellers named therein               quarter ended September
						   30, 1998.

2(b)     Amendment No. 1 to Asset Purchase         Incorporated by reference
	 Agreement, dated December 1, 1998, among  to the Registrant's Current
	 The Ohio Casualty Insurance Company,      Report on Form 8-K filed on
	 Great American Insurance Company and the  December 15, 1998.
	 other Sellers named therein

2(c)     Reinsurance Agreement, dated December 1   Incorporated by reference
	 1998, among The Ohio Casualty Insurance   to the Registrant's Current
	 Company, Great American Insurance         Report on Form 8-K filed on
	 Company and the other Companies named     December 15, 1998.
	 therein

2(d)     Warrant Agreement, dated December 1,      Incorporated by reference
	 1998, between Ohio Casualty Corporation   to the Registrant's Current
	 and Great American Insurance Company      Report on Form 8-K filed on
	 and Warrant dated December 1, 1998        December 15, 1998.

2(e)     Noncompetition and Referral Agreement,    Incorporated by reference
	 dated December 1, 1998, among Ohio        to the Registrant's Current
	 Casualty Corporation, The Ohio Casualty   Report on Form 8-K filed on
	 Insurance Company and American Financial  December 15, 1998.
	 Group, Inc.

2(f)     Information Systems Agreement, dated      Incorporated by reference
	 December 1, 1998, among The Ohio Casualty to the Registrant's Current
	 Insurance Company, Great American         Report on Form 8-K filed on
	 Insurance Company and the other Sellers   December 15, 1998.
	 named therein

2(g)     Investment Services Agreement, dated      Incorporated by reference
	 December 1, 1998, between The Ohio        to the Registrant's Current
	 Casualty Insurance Company and American   Report on Form 8-K filed on
	 Money Management Corporation              December 15, 1998.

Exhibit
Number   Description                               Page No.
-------  -----------                               --------

2(h)     Software License Agreement, dated         Incorporated by reference
	 December 1, 1998, between The Ohio        to the Registrant's Current
	 Casualty Insurance Company and Great      Report on Form 8-K filed on
	 American Insurance Company                December 15, 1998.

2(i)     Database License Agreement, dated         Incorporated by reference
	 December 1, 1998, between The Ohio        to the Registrant's Current
	 Casualty Insurance Company and Great      Report on Form 8-K filed on
	 American Insurance Company                December 15, 1998.


23       Consent of Independent Auditors                 20

99       Press Release issued by Ohio Casualty     Incorporated by reference
	 Corporation dated December 1, 1998.       to the Registrant's Current
						   Report on Form 8-K filed on
						   December 15, 1998.

		     Report of Independent Auditors


The Board of Directors
American Financial Corporation

We have audited the accompanying Statement of Assets to be Acquired and Liabilities to be Assumed of the Commercial Lines Business of American Financial Corporation as of September 30, 1998, and the related Statement of Underwriting Gains and Losses for the nine months then ended. These special-purpose financial statements are the responsibility of American Financial Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying special-purpose financial statements were prepared solely for the purpose of complying with the filing instructions of the Securities and Exchange Commission (for inclusion in Form 8-K of Ohio Casualty Corporation) and are intended to present the assets to be acquired and liabilities to be assumed of the Commercial Lines Business of American Financial Corporation by Ohio Casualty Insurance Company, pursuant to the provisions of the Asset Purchase Agreement described in
Note 1. The special-purpose financial statements are not intended to be a complete presentation of the Commercial Lines Business' financial position or results of operation.

In our opinion, the accompanying special-purpose financial statements referred to above present fairly, in all material respects, the assets to be acquired and liabilities to be assumed of the Commercial Lines Business of American Financial Corporation, and the related underwriting gains and losses for the nine months then ended, in accordance with generally accepted accounting principles.



				       /s/  ERNST & YOUNG LLP

Cincinnati, Ohio
January 22, 1999

	   Commercial Lines Business of American Financial Corporation
	Statement of Assets to be Acquired and Liabilities to be Assumed
			      September 30, 1998


In Thousands
Assets:

Investments Due from Great American                       $242,033

Premiums Receivable                                        127,438

Deferred Aquisition Costs                                   37,371
							  ---------

  Total Assets to be Acquired                             $406,842
							  =========
Liabilities:

Unpaid Losses and Loss Adjustment Expenses                $487,701

Unearned Premiums                                          140,093

Accrued Policyholder Dividends                              17,387

Commission Payable                                           7,628

Payroll and Other Expense Accruals                           3,803

Other Liabilities                                            1,000
							  ---------

  Total Liabilities to be Assumed                         $657,612
							  =========

See Accompanying Notes

	  Commercial Lines Business of American Financial Corporation
		    Statement of Underwriting Gains and Losses
		   For the Nine Months Ended September 30,1998


In Thousands
Premium Written                                           $210,679

Change in Unearned Premiums                                 22,943
							  ---------

Premium Earned                                             233,622

Losses and Loss Adjustment Expenses                        193,282

Underwriting Expenses                                       75,531

Policyholder Dividends                                       1,992
							  ---------

Underwriting Loss                                         ($37,183)
							  =========

See Accompanying Notes

COMMERCIAL LINES BUSINESS OF AMERICAN FINANCIAL CORPORATION
NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS


1.  BACKGROUND AND BASIS OF PRESENTATION

On September 14, 1998, Ohio Casualty Insurance Company ("OCAS") entered into an asset purchase agreement ("the Agreement") with Great American Insurance Company ("Great American"), an indirectly owned subsidiary of American Financial Group, Inc. ("AFG"), and certain of its affiliates, whereby OCAS agreed to acquire substantially all of the Commercial Lines Division ("the Business") of Great American Insurance Company and its affiliates. The Agreement closed on December 1, 1998 (the "Closing Date").

No legal entity in which the Business was written is being sold. Therefore the Business has not been reported as a separate legal entity and as a result, it is impracticable to prepare separate complete financial statements of the Business, which would include investment results and current tax provisions. The accompanying special-purpose financial statements therefore exclude investment results and taxes. As discussed more fully in Note 3-- Investments, the investments due from Great American shown on the Statement of Assets to be Acquired and Liabilities to be Assumed represent the investments that would have been transferred to OCAS from Great American had the Agreement closed on September 30, 1998.

The major lines of insurance written in this Business include workers' compensation, commercial multi-peril, umbrella (including primary and excess layers) and commercial auto.

The accompanying special-purpose financial statements have been prepared from the accounting records of Great American and have been prepared solely for the purpose of complying with the filing instructions of the Securities and Exchange Commission (for inclusion in the Form 8-K filing of Ohio Casualty Corp, registrant and OCAS's parent), and are intended to present the assets to be acquired and the liabilities to be assumed, as well as the related underwriting gains and losses of the Business, excluding investment results and taxes, pursuant to the provisions of the Agreement. Because investment results and tax provisions are excluded from the accompanying special-purpose financial statements, the statement of cash flows is not presented. Accordingly, the accompanying special-purpose financial statements are not a complete presentation of the Business's financial position or results of operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in circumstances could cause actual results to differ materially from those estimates.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREMIUMS EARNED

Unearned premiums are amortized into revenue on a pro rata basis over the term of the policies. Premiums receivable include amounts for audits which have been earned but not billed, late billed premiums and retrospectively rated premiums, and are net of an allowance for doubtful accounts of $3,200,000 at September 30, 1998. The carrying amount of premiums receivable approximates fair value.

OUTSTANDING LOSSES AND LOSS ADJUSTMENT EXPENSES

The net liability for unpaid losses and loss adjustment expenses will be assumed by OCAS via a 100% quota share reinsurance agreement with Great American.

COMMERCIAL LINES BUSINESS OF AMERICAN FINANCIAL CORPORATION
NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS (CONTINUED)


The net liabilities stated for unpaid claims and for the expenses of investigation and adjustment of unpaid claims are based upon: (a) the accumulation of case estimates for losses reported prior to the close of the accounting period on the direct business written; (b) estimates received from the ceding reinsurers; (c) estimates of unreported losses based on past experience; (d) estimates based on experience of expenses for investigating and adjusting claims; and (e) the current state of the law and coverage litigation. These liabilities are subject to the impact of changes in claim amounts and frequency and other factors. In spite of the variability inherent in such estimates, management believes that the liabilities for unpaid losses and loss adjustment expenses are adequate.


DEFERRED POLICY ACQUISITION COSTS

Variable costs that are directly related to the production of business, principally commissions and premium taxes, are deferred and amortized over the period in which the premiums are earned. Deferred policy acquisition costs are limited to their net realizable value without any consideration of investment income.

Policy acquisition costs deferred during the nine months ended September 30, 1998, amounted to $59,300,000. Included in underwriting expenses incurred are policy acquisition costs amortized into income during the nine months ended September 30, 1998, which amounted to $65,100,000.


DIVIDENDS TO POLICYHOLDERS AND OTHER POLICYHOLDER LIABILITIES

Certain policies written by Great American (primarily workers compensation policies) are eligible for dividends to policyholders. Dividends to policyholders are accrued during the period in which the related premiums are earned; however, such dividends do not become due and payable until declared by the Board of Directors of Great American Insurance Company and affiliates.


3. INVESTMENTS DUE FROM GREAT AMERICAN

The investment balance due from Great American on the September 30, 1998 Statement of Assets to be Acquired and Liabilities to be Assumed represents the amount of investments that would have been transferred to OCAS from Great American had the transaction closed on that date. On the Closing Date, Great American actually transferred $287.9 million of investments, $3.7 million of related accrued investment income and $1.5 million of cash to OCAS. The investment balance due from Great American on the September 30, 1998 Statement of Assets to be Acquired and Liabilities to be Assumed and the amount actually transferred to OCAS were both calculated pursuant to the Agreement as follows (in thousands):

							(Unaudited)
			     September 30, 1998      Amount Transferred
Statutory Liabilities              $660,560               $708,400
GAAP Post-Retirement
   Medical Liabilities                1,148                  1,000
Less:  Statutory Premiums
   Receivable                      (119,675)              (116,300)
Less:  Purchase Price              (300,000)              (300,000)
			     ------------------------------------------
				   $242,033               $293,100
			     ==========================================

				12

COMMERCIAL LINES BUSINESS OF AMERICAN FINANCIAL COPRPORATION
NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS (CONTINUED)


The $287.9 million of bonds were transferred at market. Market values are based on prices quoted in the most active market for each security. Market value and other information based on Great American's accounting policies and historical costs are as follows (in thousands):


				      Held         To        Maturity
			     -------------------------------------------------
			     Amortized    Market       Gross      Unrealized
						      ------------------------
				Cost       Value       Gains         Losses
				----      ------       -----         ------
States, Municipals, &
   Political Subdivisions    $  4,055    $  4,184    $    129       $     0
Foreign Governments                 0           0           0             0
Public Utilities               11,602      11,761         159             0
Mortgage-Backed Securities          0           0           0             0
Corporate Bonds                34,809      35,415         634           (29)
			     -------------------------------------------------
			     $ 50,466    $ 51,360    $    922       $   (29)
			     =================================================

					 Available       For       Sale
			     -------------------------------------------------
			     Amortized    Market       Gross      Unrealized
						      ------------------------
				Cost       Value       Gains         Losses
				----      ------       -----         ------
States, Municipals, &
   Policital Subdivisions    $      0    $      0    $      0       $     0
Foreign Governments             5,596       5,524           0           (71)
Public Utilities               30,105      30,853         748             0
Mortgage-Backed Securities     60,960      61,881         921             0
Corporate Bonds               134,006     138,299       4,753          (460)
			    --------------------------------------------------
			    $ 230,667    $236,557    $   6,422      $  (531)
			    ==================================================


The table below sets forth the scheduled maturities of the bonds based on the market values at the closing date. Mortgage-backed securities had an average life of approximately 5.5 years at date of close:

			       Held to         Available
     Maturity                  Maturity         For Sale
     --------                  ---------       ----------
 One year or less                18 %                1 %
 After one year through
   five years                    63                 33
 After five years through
   ten years                     19                 28
 After ten years                  0                 12
				-----              -----
				100                 74
 Mortgage-backed securities       0                 26
				-----              -----
				100 %              100 %
				=====              =====

The amount of investments transferred is subject to post-closing adjustments; specifically, adjustments will be based on an audited closing Statement of Assets to be Acquired and Liabilities to be Assumed, prepared on the basis of statutory accounting principles (with the exception of post-retirement medical expense accruals, which are to be calculated using generally accepted accounting principles) as of November 30, 1998, as set forth in the Agreement. This closing statement will be audited by March 15, 1999, after which time it will be submitted to OCAS for review. OCAS will have 45 days to review the statement. The amount of the post-closing adjustment, if any, cannot be reasonably estimated at this time.

COMMERCIAL LINES BUSINESS OF AMERICAN FINANCIAL CORPORATION
NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS (CONTINUED)


4. OUTSTANDING LOSSES AND LOSS EXPENSES

The following table sets forth paid and incurred losses and loss adjustment expenses for the nine months ended September 30, 1998, and loss and loss adjustment expense reserves at September 30, 1998:

<CAPITON>
Outstanding losses and loss expenses at
  January 1, 1998, Net of Reinsurance          $447,890,000

Total incurred                                  193,282,000

Paid related to:
	Current year                             59,948,000
	Prior years                              93,523,000
					       ------------

Total paid                                      153,471,000
					       ------------

Outstanding losses and loss expenses at
  September 30,1998, Net of Reinsurance        $487,701,000
					       ============

The reserve analysis as of September 30, 1998, represents the initial reserve analysis for the Business. Previously, the Business was included as part of a larger business segment, with no separate reserve study performed for the Business. Loss and loss adjustment expense reserves as of January 1, 1998, therefore were established with the benefit of knowledge of loss activity which became available subsequent to December 31, 1997, and which related to periods prior to 1998. Any loss and loss adjustment expense reserve development that would have ordinarily been reported had a separate December 31, 1997, reserve analysis been performed has necessarily been included in the January 1, 1998 balance.

Workers' compensation permanent disability reserves of $207,500,000 are discounted using a discount rate of 8%, and such discount amounted to $27,251,000 at September 30, 1998. Reserves are continually monitored and reviewed, and as settlements are made or reserves are adjusted, any differences are reported in current operations.


5. EMPLOYEE BENEFIT PLANS

Great American provides retirement benefits to qualified employees through contributory and non-contributory defined contribution plans ("retirement and savings plan", or "RASP"). Additionally, Great American Insurance Company and its affiliates provide health care and dental care plans. Also officers and certain key employees participate in annual and long-term incentive compensation plans.

COMMERCIAL LINES BUSINESS OF AMERICAN FINANCIAL CORPORATION
NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS (CONTINUED)


With respect to the pension and welfare plans, the employees associated with the Business who will continue employment with the OCAS subsequent to the acquisition will receive the following benefits:

       The accrued benefits under the RASP shall become fully vested in accordance with the terms of AFG's plan;

       Through year-end 1998, health and dental plan benefits will be provided to enrolled, transferred employees in accordance with American Financial medical and dental plans. Ohio Casualty will reimburse Great American for the company paid portion of the coverage rate.


The transferred employees will be eligible to participate in the medical and dental plans of Ohio Casualty beginning in 1999 and other welfare benefits immediately following the acquisition.

With respect to post-retirement benefits other than pension, the Great American employees transferred to Ohio Casualty who were eligible for these benefits may elect by December 31, 1998, to enroll in AFG's post-retirement medical plans. Accordingly, a liability for this has been included in the accompanying special-purpose financial statements.

Pursuant to the Agreement, Great American will indemnify Ohio Casualty for all annual and long-term incentive compensation obligations as of the date of closing that were not adequately reserved at the closing.


6. COMMITMENTS AND CONTINGENCIES

Great American leases certain of its office facilities under cancelable and noncancelable agreements. Employees of the Business occupy some of this space. Total rental expense allocated to the Business under these agreements amounted to $1,845,000 in the first nine months of 1998. Ohio Casualty has agreed to sublease, for ninety days subsequent to the Closing Date, some of the space now occupied by the transferred employees. During the ninety days, Ohio Casualty will decide whether it will continue to sublease the space from Great American, assume part of the lease, or lease or buy space elsewhere. Therefore at September 30, 1998, the minimum aggregate rental commitment under all noncancelable leases (net of sublease income) is as follows:

	    1998          $   615,000
	    1999              410,000
			  ------------
	    Total         $ 1,025,000
			  ============

In the ordinary course of business, the Company is named as a defendant in legal proceedings relating to insurance policies of the Business that have been issued. Management believes that none of the actions will result in any liability that is materially in excess of any provision made in the accompanying special-purpose financial statements.

COMMERCIAL LINES BUSINESS OF AMERICAN FINANCIAL CORPORATION
NOTES TO SPECIAL-PURPOSE FINANCIAL STATEMENTS (CONTINUED)


7. INFORMATION SYSTEMS AND YEAR 2000 STATUS (Unaudited)

Under the Agreement, Great American will provide for up to two years (with a one-year extension permitted) information services to Ohio Casualty for the Business. These information services include rights to use Great American's commercial lines policy issuance, billing and claims management systems ("commercial lines systems").

Under the Agreement, Great American has committed to completing work by August 31, 1999, to ensure that these systems will function properly in the year 2000. This Year 2000 work is being performed currently as part of an overall AFG Year 2000 Project. Those systems related to the Business are "on target" to meet the August 31, 1999 deadline. From inception in the early 1990s through September 30, 1998, Great American has incurred $8.5 million in Year 2000 costs for the commercial lines systems.

Great American estimates that it will incur an additional $4.4 million of such costs in completing the Year 2000 work for the commercial lines systems. The costs to complete the Year 2000 work for the commercial lines systems will be borne by Great American.


8. SUBSEQUENT EVENTS

On December 1, 1998, Great American and Ohio Casualty satisfied the conditions of the Agreement, and the Business was transferred from Great American to Ohio Casualty.

	  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited Pro Forma Condensed Consolidated Statement of Income of the Corporation for the year ended December 31, 1998 gives effect to the acquisition of the Great American Insurance Company Commercial Lines Business ("GAI") as if it had occurred on January 1, 1998. The pro forma adjustments are based upon available information and certain assumptions that management of the Corporation believes are reasonable in the circumstances. The Corporation expects to realize certain cost savings in connection with the integration of the GAI operations. These expected future cost savings have not been reflected in the Unaudited Pro Forma Condensed Consolidated Statement of Income. These statements have been prepared from the historical financial statements of the Corporation and GAI and should be read in conjunction with such statements and the notes thereto, included in the Form 8-K filing, filed on February 16, 1999 and as amended in the Form 8-K/A, filed on March 26, 1999 the special purpose financial statements including the notes thereto of GAI included elsewhere in this Form 8-K/A. The pro forma financial information is provided as additional information only and is not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented or of future results. A Pro Forma Condensed Consolidated Balance Sheet has not been presented as the Corporation's Consolidated Balance Sheet as of December 31, 1998 filed separately on Form 8-K on February 16, 1999, and amended on Form 8-K/A on March 26, 1999 gives effect to the GAI acquisition, which occurred on December 1, 1998.

		      OHIO CASUALTY CORPORATION AND SUBSIDIARIES
	    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE
			YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)
				    (IN THOUSANDS)

					     OCG Historical     GAI Historical      GAI Historical
						 for the         for the nine        for the two
					       year ended        months ended        months ended
					    December 31, 1998  September 30, 1998  November 30, 1998 (6)
					    -----------------  ------------------  ---------------------

Premiums and finance charges earned            $1,268,653         $  233,622          $   49,756
Investment income less expenses                   169,024
Investments gains realized                         14,411
					       -----------------------------------------------------
	Total income                            1,452,088         $  233,622          $   49,756
					       -----------------------------------------------------

Losses and loss adjustment expenses               920,275            193,282              34,354
General operating expenses and
   policyholder dividends                         120,132             12,423               4,622
California Proposition 103 reserve                (18,865)
Restructuring charge                               10,000
Amortization of goodwill                            1,031
Amortization of deferred policy
   acquisition costs                              316,516             65,100              14,467
					       ------------------------------------------------------
	Total expenses                         $1,349,089            270,805              53,443

Income from continuing operations
   before income taxes                            102,999            (37,183)             (3,687)

Income taxes                                       19,988
					       ------------------------------------------------------
	Income from continuing operations      $   83,011         $  (37,183)         $   (3,687)
					       ======================================================
Weighted average shares
    outstanding - basic                           32,904
Weighted average shares
   outstanding - diluted                          32,935

Earnings per share (basic and diluted):
Income from continuing operations,
   per share                                   $    2.52
					       ==========



						Pro Forma        Pro Forma
					       Adjustments (5)   Consolidated
					       ---------------   ------------


Premiums and finance charges earned                                $1,552,031
Investment income less expenses                $15,062 (1)            184,086
Investments gains realized                                             14,411
					      --------------------------------
	Total income                            15,062              1,750,528
					      -------------------------------

Losses and loss adjustment expenses                                 1,147,911
General operating expenses and
   policyholder dividends                                             137,177
California Proposition 103 reserve                                    (18,865)
Restructuring charge                                                   10,000
Amortization of goodwill                        11,339 (2)             12,369
Amortization of deferred policy
   acquisition costs                                                  396,083
					      ---------------------------------
	Total expenses                          11,339              1,684,675
					      ---------------------------------

Income from continuing operations
   before income taxes                           3,723                 65,853

Income taxes                                   (13,001)(3)              6,987
					      ---------------------------------
	Income from continuing operations     $ 16,724                 58,866
					      =================================


Weighted average shares
    outstanding - basic                                                32,904(4)
Weighted average shares
    outstanding - diluted                                              32,935

Earnings per share (basic and diluted):
Income from continuing operations,
   per share                                                        $    1.79
								   ==========

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

	    OHIO CASUALTY CORPORATION AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




(1) To record investment income earned on the net additional investments acquired of $287,917. Investment income earned was calculated based on the actual investments comprising the portfolio transferred and using the original purchase yield of Great American Insurance Company. For securities with original purchase dates during 1998, investment income from the date of purchase was included, with no provision for income prior to the acquisition date. The securities acquired were investment grade corporate bonds of intermediate maturity. The January 1, 1998 book value of the securities was $283.1 million and the weighted average purchase yield was 6.6%.

(2) To record the amortization of goodwill of $309,237 on a straight-line basis over a 25 year period. Under the asset purchase agreement, if the annualized production from the transferred agents at the end of eighteen months equals or exceeds the production in the twelve months prior to closing, GAI will be paid additional consideration of $40.0 million. This bonus payment grades down ratably where if eighteen-month annualized production equals 71% or less of previous production, no bonus payment is required. The bonus payment will be accrued as additional goodwill when minimum contingency is achieved in accordance with APB 16, paragraphs 77-80.

(3) Adjusted to reflect the application of corporate income taxes to the historical results of GAI and the pro forma adjustments using a statutory rate of 35%.

(4) Pro forma weighted average common shares outstanding for the purposes of calculating diluted earnings per share do not give effect to the warrants issued in connection with the acquisition, as the warrants were antidilutive in 1998.

(5) Overhead and shared expenses have not been allocated or included in the financial data of the acquired business. Since the business acquired was not historically a separately reported entity, allocations were not factually supportable and therefore were not included.

(6) The GAI historical information for the two months ended November 30, 1998 was extracted from the accounting system of GAI.

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